UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2020
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Element Solutions Inc
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(Exact name of registrant as specified in its charter)

Delaware	001-36272		37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

500 East Broward Boulevard,		Suite 1860	33394
Fort Lauderdale,	Florida		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Retirement Arrangements with Former President and Chief Operating Officer
As previously announced, Scot R. Benson retired as President and Chief Operating Officer of Element Solutions Inc (the "Company") on June 15, 2020 (the "Retirement Date"). In connection with Mr. Benson's retirement, the Company and Mr. Benson, a named executive officer of the Company, have entered into a letter agreement and release (the "Letter Agreement") pursuant to which Mr. Benson agreed to a customary release and restrictive covenants, including non-competition and non-solicitation obligations as well as confidentiality provisions.
The Letter Agreement becomes effective after a seven-day revocation period expiring on June 23, 2020 (the "Effective Date"), after which, if the Letter Agreement has not been revoked, Mr. Benson will be entitled to receive, among other things: (i) regular payroll payments over a period of 24 months at his base salary in effect on the Retirement Date, less applicable withholdings, deductions and offsets, if any; (ii) continuation of coverage under the Company’s medical and dental insurance plans at rates applicable to active employees until the earlier of (x) 18 months after the Retirement Date, (y) the date on which Mr. Benson becomes eligible for Medicare, or (z) the date on which Mr. Benson becomes eligible for coverage of a new employer; and (iii) the acceleration of vesting, within 60 days after the Effective Date as determined by the Company's Compensation Committee, of the outstanding (x) time-based restricted stock units granted to Mr. Benson in February 2018, (y) performance-based restricted stock units granted to Mr. Benson in February 2018 (the "2018 PRSUs") and February 2019 (the "2019 PRSUs"), in each case assuming a performance achievement level at target (i.e., 100%), and (z) stock options granted to Mr. Benson in February 2019 and February 2020. Mr. Benson's performance-based restricted stock units granted in 2020 (the "2020 PRSUs") were not vested, but were allowed to remain outstanding and eligible to vest, if at all, according to their original performance targets within the performance period set forth therein, provided that (i) in the event performance-based restricted stock units awarded to other employees of the Company with vesting terms comparable to the 2018 PRSUs (the "2018 Award") and/or 2019 PRSUs (the "2019 Award"), as applicable, do not vest in full (i.e. at the 100% level) on their vesting dates, the number of shares from the 2018 PRSUs and/or 2019 PRSUs that would not otherwise have vested but for the Letter Agreement will be deducted from the 2020 PRSUs, and (ii) if either of the 2018 Award or the 2019 Award vests at greater than the 100% level and the other award (i.e., the 2018 Award or the 2019 Award, as applicable) does not vest in full (i.e., at the 100% level), then the number of shares vested above the 100% level from the applicable award will be offset against the number of shares that did not vest or vested below the 100% level from the other award before determining the number of shares to be deducted from the vesting of the 2020 PRSUs pursuant to (i) immediately above.
All other equity grants to Mr. Benson that remained unvested on the Retirement Date were terminated and became null and void on the Retirement Date.

A copy of the Letter Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary of the Letter Agreement is not intended to be complete and is qualified in its entirety by reference to the text of the Letter Agreement.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 16, 2020, the Company held its 2020 annual meeting of stockholders (the "2020 Annual Meeting"). The proposals submitted to a stockholder vote at the 2020 Annual Meeting are described in detail in the Company's Definitive Proxy Statement for the 2020 Annual Meeting, as filed with the Securities and Exchange Commission on April 29, 2020 (the "Proxy Statement"). Stockholders present at the virtual meeting or by proxy represented 216,762,823 shares of common stock (or approximately 87% of the outstanding shares of common stock of the Company as of April 20, 2020, the record date for the 2020 Annual Meeting).
At the 2020 Annual Meeting, stockholders elected all of the Company's nominees for director, approved the compensation of the Company's named executive officers in 2019 ("say-on-pay" vote), and ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2020.
The final voting results regarding each proposal are set forth below:
Proposal 1 - Election of Directors: The stockholders entitled to vote approved the election of each of the eight director nominees set forth in the Proxy Statement, each of whom to serve until the Company's 2021 annual meeting of stockholders or until his or her respective successor is duly elected and qualified. The voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Sir Martin E. Franklin	198,225,504	9,227,106	46,086	9,264,127
Benjamin Gliklich	204,844,213	2,607,107	47,376	9,264,127
Scot R. Benson	190,860,447	16,576,634	61,615	9,264,127
Ian G.H. Ashken	171,035,008	36,215,714	247,974	9,264,127
Christopher T. Fraser	206,251,047	1,173,543	74,106	9,264,127
Michael F. Goss	204,916,059	2,508,534	74,103	9,264,127
Nichelle Maynard-Elliott	177,869,741	29,554,898	74,057	9,264,127
E. Stanley O'Neal	127,069,520	80,355,032	74,144	9,264,127
Proposal 2 - Say-on-Pay Vote: The proposal on the advisory resolution to approve the compensation of the Company's named executive officers in 2019 as described in the Proxy Statement received the vote of a majority of the votes cast by stockholders entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
104,571,324	102,837,216	90,156	9,264,127
Proposal 3 - Ratification of Auditors: The proposal on ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2020 was approved by a majority of the votes cast by stockholders entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
216,709,110	47,475	6,238	--

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are filed or furnished herewith:

Exhibit Number	Description
10.1	Letter Agreement, dated June 15, 2020, by and between the Company and Scot R. Benson
104	Cover Page Interactive Data File (formatted as Inline XBRL)(furnished only)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT SOLUTIONS INC
(Registrant)
June 19, 2020	/s/ John E. Capps
(Date)	John E. Capps
Executive Vice President, General Counsel and Secretary